Exhibit 10.4

MICROSOFT CORPORATION

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

(as amended and restated as of November 15, 2004)

1. Purpose

The purpose of the Microsoft Corporation Stock Option Plan for Non-Employee Directors (the “Plan”) is to attract and retain the services of experienced and knowledgeable independent directors of Microsoft Corporation (the “Corporation”) for the benefit of the Corporation and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock.

2. Shares Subject to the Plan

The total number of shares of common stock (“Shares”), of the Corporation for which options may be granted under the Plan shall not exceed 36,033,332 in the aggregate, subject to adjustment in accordance with Section 12 hereof. Within the foregoing limitations, Shares for which options have been granted pursuant to the Plan but which options have lapsed or otherwise terminated shall become available for the grant of additional options. There will initially be reserved for issuance or transfer from the Corporation’s treasury upon the exercise of options granted under the Plan 36,033,332 Shares, subject to adjustment in accordance with Section 13 hereof.

3. Administration of Plan

All aspects of the Plan relating to non-discretionary options shall be administered by the Board of Directors of the Corporation. All aspects of the Plan relating to the grant of discretionary options pursuant to Section 5, and all administrative functions relating to discretionary options, shall be handled by a Board committee of two or more directors, each of whom is a “disinterested person” (as that term is defined in Rule 16b-3(c)(2) promulgated by the Securities and Exchange Commission pursuant to its authority under the Securities Exchange Act of 1934). The Board of the Committee, as the case may be, shall have the power to construe the Plan and the terms of the Shares, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable; provided that, no consent of an option holder is necessary where the modification, amendment, acceleration, or deferral in the reasonable judgment of the Board confers a benefit on the option holder, or is made pursuant to an adjustment in accordance with Section 13. References to the “Board” in this Plan shall be deemed to refer to either the Board or the Committee, whichever is appropriate in the context in which the word is used.

4. Grant of Non-Discretionary Options

Each director who (a) satisfies all of the following criteria:

(i) such person is not, and has not during the immediately preceding 12 month period been, an employee of the Corporation or any subsidiary of the Corporation;

(ii) such person does not own any common stock of the Corporation which (x) he acquired directly from the Corporation and (y) is currently subject to any contractual provision whereby such stock is either forfeitable or subject to mandatory resale to the Corporation on the occurrence of certain specified events; and

(iii) such person does not hold any unvested stock options to purchase common stock of the Corporation, except for non-discretionary stock options previously granted pursuant to this Section 4 of the Plan.

and (b) who is in office on November 30 of any year (commencing with November 30, 1989) shall, on the immediately succeeding January 1, automatically be granted an option to acquire 5,000 Shares under the Plan.

5. Discretionary Option Grants for New Directors

An option may be granted by the Board in its discretion to any person who (i) is elected a director of the Corporation, (ii) has not previously served as a director of the Corporation, and (iii) at the time of his election, satisfied criterion (a)(i) of Section 4 above. No options under this Section 5 may be granted for more than 50,000 shares. An option under this Section 5 must be granted either on the date the new director is first elected as a director or on a prior date, but any option granted on a prior date shall be conditioned on the election of the optionee as a director. No director shall be eligible for an option grant under this Section 5 after the date he is first elected as a director.

6. Option Agreement

Each option granted under the Plan shall be evidenced by an option agreement (the “Agreement”) duly executed on behalf of the Corporation and by the director to whom such option is granted, which Agreements may but need not be identical and which shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the director agrees to continue to serve as a director of the Corporation during the term for which he or she was elected. Any Agreement may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board. No option shall be deemed granted within the meaning of the Plan and no purported grant of any option shall be effective, until such Agreement shall have been duly executed on behalf of the Corporation and the director to whom the option is to be granted.

7. Option Exercise Price

(a) The option exercise price for a non-discretionary option granted pursuant to Section 4 of the Plan shall be the fair market value of the Shares covered by the option on the date of grant, or, if such date is not a day on which Shares are traded, on the trading day (the “Pricing Date”), immediately preceding the date on which the option is granted.

(b) The option exercise price for a discretionary option granted pursuant to Section 5 of the Plan shall be set by the Board in its discretion.

(c) For purposes hereof, the fair market value of the Shares covered by an option shall be the closing price of the Shares on the applicable date as reported in the National Market List of the National Association of Securities Dealers Inc. Automated Quotation System or on the principal national securities exchange on which the Shares are then listed for trading.

8. Time and Manner of Exercise of Option

(a) Non-discretionary options granted pursuant to Section 4 of the Plan shall not be immediately exercisable, but shall become exercisable in full upon the first anniversary of the date of grant.

(b) The exercisability of discretionary options pursuant to Section 5 of the Plan shall be set by the Board in its discretion and shall be memorialized in the Agreement between the Corporation and the director to whom the option is granted.

(c) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised from time to time, by giving written notice, signed by the person or persons exercising the option, to the Corporation, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in shares of the common stock of the Corporation already owned by the person or persons exercising the option, valued at fair market value on the date of payment (as determined pursuant to Section 7(c) hereof).

(d) Upon exercise of the option, delivery of a certificate for fully paid and non-assessable Shares shall be made at the principal office of the Corporation in the State of Washington to the person or persons exercising the option as soon as practicable (but in no event more than 30 days) after the date of receipt of the notice of exercise by the Corporation, or at such time, place, and manner as may be agreed upon by the Corporation and the person or persons exercising the option.

9. Term of Options

Each option shall expire ten years from the date of the granting thereof, but shall be subject to earlier termination as follows:

(a) In the event of the death of an option holder, the option granted to such person may be exercised, to the extent exercisable on the date of death pursuant to Section 8(a) or (b), by the estate of such person, or by any person or persons who acquired the right to exercise such option by will or by the laws of descent and distribution. Such option may be exercised at any time within 180 days after the date of death of such person or prior to the date on which the option expires by its terms, whichever is earlier.

(b) In the event that an option holder ceases to be a director of the Corporation, other than by reason of his or her death, the option granted to such person may be exercised, to the extent exercisable on the date such person ceases to be a director, for a period of 30 days after such date, or prior to the date on which the option expires by its terms, whichever is earlier.

10. Merger, Consolidation, Sale of Assets, etc., Resulting in a Change in Control

(a) In the event of a Change in Control (as hereinafter defined), notwithstanding the provisions of Sections 8 and 9, an option granted to a director pursuant to the Plan shall become fully exercisable if, within one year of such Change in Control, such director shall cease for any reason to be a member of the Board. For purposes hereof, a Change in Control of the Corporation shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the common stock of the Corporation would be converted into cash, securities, or other property, other than a merger of the Corporation in which the holders of the common stock of the Corporation immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (ii) the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or (iii) any person (as such term is used in Sections

13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”), other than William H. Gates, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Corporation’s outstanding common stock; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Corporation’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

(b) Any exercise of an option permitted pursuant to Section 10(a) shall be made within 180 days of the related director’s termination as a director of the Corporation.

11. Options Not Transferable

An option granted pursuant to the Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the option holder, only by the option holder; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

12. No Rights as Stockholder Until Exercise

Neither the recipient of an option under the Plan nor his successors in interest shall have any rights as a stockholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

13. Adjustments Upon Changes in Capitalization or Merger

If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and/or the price per share covered by outstanding options under the Plan. The Board may also make adjustments described in (i)-(ii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under this Section 13, the Board may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax consequences of an adjustment, and (iii) the possibility that some option holders might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding options, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding options will be effected in a manner that precludes the enlargement of rights and benefits under such options. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Board shall be final, binding and conclusive. For purposes of this Section 13, conversion of any convertible securities of the Corporation shall not be deemed to have been effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

In the event of the proposed dissolution or liquidation of the Corporation, an outstanding option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Board and give each option holder the right to exercise an option as to all or any part of the stock covered by such option, including Shares as to which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, each option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume each option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the option holder to have the right to exercise such option as to all of the stock covered by such option, including Shares as to which such option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the option holder that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

14. Restrictions on Issue of Shares

Anything in this Plan to the contrary notwithstanding, the Corporation may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

(a) the Shares with respect to which an option has been exercised are at the time of the issue or transfer of such Shares effectively registered under applicable federal securities laws now in force or hereafter amended; or

(b) counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal securities laws now in force or hereafter amended.

It is intended that all exercises of options shall be effective. Accordingly, the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance or transfer from the Corporation’s treasury of Shares in respect of which any option may be exercised.

15. Purchase for Investment

Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Corporation shall be under no obligation to issue or transfer any Shares covered by any option unless the person or persons who exercise such option, in whole or in part, shall give a written representation and undertaking to the Corporation, which is satisfactory in form and scope to counsel to the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the shares issued or transferred to him or her for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution for any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued or transferred without such registration a legend to this effect may be placed upon the certificates representing the Shares.

16. Effective Date

The effective date (the “Effective Date”) of this Plan shall be the date on which the Plan is approved by stockholders of the corporation.

17. Expenses of the Plan

All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation and none of such expenses shall be charged to any director.

18. Termination and Amendment of Plan

Unless sooner terminated as herein provided, the Plan shall terminate ten years from the Effective Date. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that, except as provided in Section 13, the Board may not, without the approval of the stockholders of the Corporation, (i) increase the maximum aggregate number of shares for which options may be granted under the Plan, (ii) increase the size of the non-discretionary option grants to individual directors, (iii) change the method of setting the option exercise price for non-discretionary options, or (iv) make any other change which would require shareholder approval pursuant to Rule 16b-3. In addition, the provisions in the Plan regarding the amount, pricing, timing, and class of persons eligible for non-discretionary grants shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as otherwise provided in Sections 3 and 13, termination or any modification or amendment of the Plan shall not, without the consent of an option holder, affect his or her rights under an option previously granted to him or her.

19. Shareholder Approval

The Plan, as amended, is subject to approval by the shareholders of the Company at the 2004 Annual Meeting of Shareholders. If the Plan, as herein amended, is not so approved by the shareholders, the Plan, as previously approved, shall continue in effect.

[The number of shares in Section 2 has been increased to reflect stock splits through February 2003 and the adjustments related to the special dividend payable December 2, 2004 to shareholders of record on November 17, 2004.]